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                                                                    EXHIBIT 99.1

                  Slide presentation to be used at analyst and
                    shareholder meetings between February 3,
                           2003 and February 21, 2003

                             [logo] Renal Care Group

                                   NYSE: RCI



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FORWARD-LOOKING STATEMENTS

Some of the information included in this presentation is forward-looking information and is given in reliance on the safe harbor provided by the Private Securities Litigation Reform Act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward-looking statements due to certain factors, including business and economic conditions. These and other risks and uncertainties are discussed in more detail in RCI's reports filed with the SEC, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

                                                         [logo] Renal Care Group




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KEY INVESTMENT POINTS

o Strong U.S. market growth of 5-6% annually

o Predictable and recurring revenues

o Excellent patient outcomes drive volume growth above market average

o Prudent capital structure and strong free cash flow

o De novo development

o Selective acquisition opportunities

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                                INDUSTRY OVERVIEW


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ATTRACTIVE
INDUSTRY FUNDAMENTALS

o Expanding ESRD patient population

         -  High rates of diabetes and hypertension
         -  Aging population
         -  Increasing survival on dialysis

o Recurring and predictable revenues

o Patients qualify for Medicare regardless of age

o Attractive financial returns through de novo development




                                                         [logo] Renal Care Group




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U.S. DIALYSIS PROVIDERS

[Pie chart showing dialysis providers in the United States, reflecting market shares as follows: 27% for Fresenius; 15% for DaVita; 15% for Gambro; 7% for Renal Care Group; 18% for hospitals; 13% for other independent providers; 5% for independent chain providers; chart also shows total patients of approximately 280,000, with 87,000 patients being treated by hospital-based programs and other independent providers and with new patients of 4,300 for hospital-based programs and other independent providers]


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                               COMPANY INFORMATION




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 RENAL CARE GROUP PROFILE

o Specialized provider of dialysis services

o Physician-driven heritage

o Commitment to quality care drives value creation

         -  Improved medical outcomes
         -  Enhanced financial performance

o Strong regional market presence

o Conservative financial management




                                                         [logo] Renal Care Group





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GROWTH IN PATIENTS

[Graph showing patient growth from 5,200 in 1996 to 8,240 in 1997 to 11,380 in 1998, to 14,500 in 1999 to 16,500 in 2000, to 18,800 in 2001, to 20,500 as of
December 31, 2002]



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CURRENT LOCATIONS

                                                                       27 States
                                                                Mid-size markets

[Map showing current locations in the states of Alabama, Alaska, Arizona, Arkansas, Colorado, Florida, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Michigan, Mississippi, Missouri, Nebraska, New Jersey, New Mexico, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Washington and Wisconsin]

[logo] Corporate Office, Nashville Tennessee


[character] University Affiliations [Chicago, Illinois; Cleveland, Ohio; Denver, Colorado; Houston, Texas; Jackson, Mississippi; Lexington, Kentucky, Louisville, Kentucky; Milwaukee, Wisconsin; Nashville, Tennessee; Portland, Oregon; St. Louis, Missouri]

[character] Outpatient Dialysis Centers

[character] Planned 2003 De Novos

                                                         [logo] Renal Care Group




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STRONG REGIONAL MARKET PRESENCE

[Chart showing market presence at December 31, 2002]

MARKET                               MARKET SHARE            NO. OF PATIENTS
------                               ------------            ---------------

Alaska                                 100.0%                        226

East Texas                              76.0%                        815

Mississippi                             62.0%                      2,797

Western Kansas                          51.0%                        464

South Texas                             42.0%                      1,111

Ohio                                    37.0%                      1,751

Memphis, TN                             33.0%                        457

Phoenix, AZ                             32.0%                      1,620

Indiana                                 23.0%                      1,536



                                Target 30-35%


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                               OPERATING STRATEGY






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OPERATING STRATEGY

o Optimal care drives superior financial results

         -  Clinical objectives aligned with financial interests

o Medical Advisory Board sets best practices

         -  Benchmarking across the Company

         -  Continuously improving outcomes

o Above industry average clinical outcomes



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UREA REDUCTION RATIO

             Percent Patients with URR greater than or equal to 70%

                                  Goal = 85.0%

[Graph showing percentage of RCG patients with a urea reduction rate greater than or equal to 70% on a quarterly basis from 1999 through third quarter 2002. RCI results are as follows: 1999 -- Q1 66.4%, Q2 66.5%, Q3 70.0%, Q4 73.4%; 2000
-- Q1 70.8%, Q2 71.2%, Q3 73.2%, Q4 72.5%; 2001 -- Q1 72.4%, Q2 71.7%, Q3 73.3%,
Q4 74.3%; 2002 - Q1 76.4%, Q2 74.7%, Q3 75.9%.]


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HEMATOCRIT

                         HEMATOCRIT LEVELS, HD + PD PTS

             Percent Patients with Hct greater than or equal to 33%

                                  Goal = 75.0%

[Graph showing percentage of RCI patients with a hematocrit levels greater than or equal to 33% on a quarterly basis from 1999 through third quarter 2002. RCG results are as follows: 1999 -- Q1 65.9%, Q2 68.9%, Q3 70.5%, Q4 71.8%; 2000 --
Q1 72.8%, Q2 72.9%, Q3 72.5%, Q4 72.7%; 2001 -- Q1 72.7%, Q2 74.6%, Q3 75.6%, Q4
75.5%; 2002 - Q1 76.0%, Q2 75.3%, Q3 77.3%.]



                                                         [logo] Renal Care Group



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HOSPITALIZATION

                           Hospital Days/Patient/Year

[Bar chart showing national average hospitalization of 14.4 days per patient per year for 2000 compared to RCI "Rolling" Twelve Months ended December 31, 2002 of
12.1 days per patient per year]



                                                         [logo] Renal Care Group




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MORTALITY

[Bar chart showing national average mortality rate of 24.5% for ESRD patients for 2000 compared to RCG "Rolling" Twelve Months ended December 31, 2002 of 21.6%]



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CHALLENGES


o        Medicare

         -  Annual increases
         -  Bundling

o        Amgen

         -  Future mitigation

o        Labor Costs

         -  Foreign recruitment-Philippines
         -  Flagship training
         -  Education allowances



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                              FINANCIAL INFORMATION







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EARNINGS PER SHARE

[Bar chart showing earnings per share for the years ended December 31, 1996 through expected results for 2003 and separate chart showing earnings per share for the fourth quarter of 2001 and expected earnings per share for the fourth quarter of 2002, all earnings are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- $0.42; 1997 -- $0.57; 1998 -- $0.84; 1999 --
$1.12; 2000 -- $1.31; 2001 - $1.52; 2002E - $1.81-$1.82; 2003E $1.98-$2.01; Q4
2001 -- $0.40; Q4 2002E -- $0.49 - $0.50 (representing a 22.5% to 25.0% increase shown by an arrow).]


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REVENUE
-------
($ in millions)

[Bar chart showing revenue for the years ended December 31, 1996 through expected results for 2003 and separate chart showing revenue for the fourth quarter of 2001 and expected revenue for the fourth quarter of 2002, all revenue reflected are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- $136 million; 1997 -- $214 million; 1998 -- $369 million; 1999
-- $521 million; 2000 -- $625 million; 2001 - $755; 2002E -- $900-$905 million;
2003E -- $1,000-$1,100 million; Q4 2001 -- $204 million; Q4E 2002 -- $240-$245 million (representing a 17.8% to 20.3% increase shown by an arrow).]






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EBITDA

[Bar chart showing EBITDA margins for the years ended December 31, 1996 through expected results for 2003 and fourth quarter 2001 and expected fourth quarter of 2002, all EBITDA margins reflected are prior to restatements for the Dialysis Centers of America merger and the Renal Disease Management by Physicians merger. Results shown are as follows: 1996 -- 18.2%; 1997 -- 19.4%; 1998 -- 22.2%; 1999
-- 23.6%; 2000 -- 23.8%; 2001 - 24.0%; 2002E - 23.5%; 2003E - 23.0%-23.5%; Q4
2001 - 24.0%; Q4 2002E - 23.5%.]





                                                         [logo] Renal Care Group



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DE NOVO DEVELOPMENT

[Bar chart showing de novo facilities constructed during the years ended December 31, 1996 through expected de novo facilities for 2003. Results shown are as follows: 1996 -- 3; 1997 -- 12; 1998 -- 9; 1999 -- 7; 2000 -- 10; 2001 -
14; 2002 - 20; 2003E - 20 to 25.]





                                                         [logo] Renal Care Group




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NUMBER OF PATIENTS ADDED THROUGH ACQUISITIONS

[Bar chart showing the number of patients added through acquisitions of 1,200 for 2002 compared to a budget goal for 2002 of 1,000 and compared to 425 to date in 2003 (an arrow shows that results for 2002 were 20% in excess of budgeted results).]


                                                         [logo] Renal Care Group



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SHARE REPURCHASE

[Bar chart showing the dollar amounts spent on shares repurchased for the years ended December 31, 2001 through expected share repurchases in 2003. Results shown are as follows: 2001 -- 100,000 shares for $3.1 million; 2002 -- 2,883,000 shares for $90.8 million; 2003E -- $50-$70 million;]





                                                                     [logo]Renal





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PERFORMANCE OF EARLY ACQUISITIONS (1996-97)

                                                  WHEN
                                                  ACQUIRED(1)         2002
                                                  -----------        ------

Patients                                               4,365          6,240

Patients with URR greater than or equal to 70%            48%            76%

Patients with Hct greater than or equal to 30%            79%            92%

Revenues (in millions)                                 $132.7         $260.0

EBITDA                                                  20.0%          24.8%

Days Sales Outstanding                                    81             59


(1) All 1996 and 1997 acquisitions


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FREE CASH FLOW

($ in millions)

                                             2002E        2003E
                                             ----         ----

EBITDA                                       $210         $245

Taxes                                        $ 30         $ 55

CapEx
            Maintenance                      $ 40         $ 40
            De novo                          $ 25         $ 35

Free Cash Flow                               $115         $115


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FREE CASH PRIORITIES

o        De novo development

o        Selective acquisitions

o        Share repurchase program


                                                         [logo] Renal Care Group




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KEY INVESTMENT POINTS

o Strong U.S. market growth of 5-6% annually

o Predictable and recurring revenues

o Excellent patient outcomes drive volume growth above market average

o Prudent capital structure and strong free cash flow

o De novo development

o Selective acquisition opportunities

                                                         [logo] Renal Care Group




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


                             [logo] Renal Care Group

                                   NYSE Symbol

                                       RCI



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